SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 9, 2005
                                                          --------------



                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)



          New York                  0-27618                 16-0547600
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(State or other jurisdiction    (Commission File          (IRS Employer
      of incorporation)              Number)           Identification No.)




   140 John James Parkway, Amherst, New York                     14228-1197
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   (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (716) 689-5400
                                                           --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)



ITEM 7.01.  REGULATION FD DISCLOSURE.

         The information provided in this Item 7.01 is being furnished by Columbus McKinnon Corporation (the "Company") to provide information (set forth in Exhibit 99.1 hereto) regarding the Company's results of operations for the five fiscal years in the five-year period ended March 31, 2005, the three-month periods ended July 4, 2004 and July 3, 2005 and the twelve-months period ended July 3, 2005. This information is contained in a preliminary confidential offering circular of the Company dated August __, 2005 prepared in connection with the Company's previously announced sale of senior subordinated notes pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Act").

         The information contained in this Item 7.01 is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing:

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1                Financial Information



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  August 9, 2005                        By:  /S/  TIMOTHY T. TEVENS
                                                  -----------------------
                                                  Timothy T. Tevens
                                                  President and Chief Executive
                                                     Officer



                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Financial Information

                                                                    EXHIBIT 99.1

    The following table sets forth selected consolidated financial data of Columbus McKinnon Corporation (the "Company") for each of the five fiscal years in the five year period ended March 31, 2005, for the three-month periods ended July 4, 2004 and July 3, 2005 and the twelve-month period ended July 3, 2005, which are derived from the Company's consolidated financial statements. In May 2002, the Company sold substantially all of the assets of its ASI subsidiary. The Company's consolidated financial statements for the periods presented have been restated to reflect the ASI business as a discontinued operation. The pro forma data, included below, gives effect to the Company's previously announced offering of senior subordinated notes (the "Offering") and the application of the net proceeds therefrom as if they occurred on July 3, 2005 for balance sheet purposes and July 4, 2004 for income statement purposes.

                                                                                                                          TWELVE
                                                             (DOLLARS IN MILLIONS)                  THREE MONTHS ENDED    MONTHS
                                                          FISCAL YEAR ENDED MARCH 31,                                      ENDED
                                              --------------------------------------------------    -------------------  --------
                                               2001       2002       2003       2004       2005     07/04/04   07/03/05  07/03/05
                                               ----       ----       ----       ----       ----     --------   --------  --------

OTHER FINANCIAL DATA
   EBITDA (1)..............................   $ 90.7     $ 48.2     $ 42.3     $ 44.2     $ 55.1     $ 13.5     $ 17.8    $ 59.4
   Adjusted EBITDA (1).....................     88.5       60.2       43.9       41.2       52.8       13.5       17.0      56.3
   Depreciation and amortization...........     22.7       22.5       14.8       10.1        9.2        2.3        2.4       9.3
   Capital Expenditures....................     10.2        4.7        5.0        3.6        5.9        0.8        1.7       6.8
   Net cash provided by operating
   activities of continuing operations.....     38.3       49.8       14.2       26.4       17.2        1.1       10.6      26.7
   Net cash (used in) provided by
   investing activities of continuing           (7.2)      (1.6)      16.0        4.3        2.5      (0.4)       (2.4)      0.5
   operations..............................
   Net cash used in financing activities
   of continuing operations................    (19.5)     (48.5)     (41.9)     (21.5)     (21.9)        0.2      (3.9)    (26.0)

SUPPLEMENTAL DATA:
   Pro forma interest expense (2)..........                                                                                $25.6
   Pro forma ratio of Adjusted EBITDA to
   cash interest expense...................                                                                                 2.2x
   Pro forma ratio of total debt to
   Adjusted EBITDA(3)......................                                                                                 4.8x



(1) EBITDA is defined as the sum of income (loss) from continuing operations before income tax expense, interest and debt expense, depreciation expense, and write-off / amortization of intangible assets (including goodwill). Income
(loss) from continuing operations is defined as net income (loss) before (i) cumulative effect of change in accounting principle, (ii) income (loss) from discontinued operations and (iii) loss on disposition of discontinued operations. Adjusted EBITDA is defined as EBITDA as adjusted as set forth in the following table. EBITDA and Adjusted EBITDA are presented herein because the Company believes they are useful supplements to income (loss) from operations and net cash provided by operating activities in understanding cash flows generated by operations that are available for debt service and capital expenditures. In addition, our revolving credit facility incorporates Adjusted EBITDA as a measure in determining debt covenant compliance. However, EBITDA and Adjusted EBITDA do not represent income (loss) from operations or net cash provided by operating activities as defined by generally accepted accounting principles. Accordingly, EBITDA and Adjusted EBITDA should not be construed as alternatives to net cash provided by operating activities, income (loss) from continuing operations or other measures as determined in accordance with standards of the Public Company Accounting Oversight Board as an indication of the Company's operating performance or as a measure of its liquidity. Moreover, EBITDA and Adjusted EBITDA do not necessarily indicate whether cash flows will be sufficient to fund cash needs, including debt service, and such measures as presented herein may differ from and may not be comparable to similarly titled measures used by other companies. The Company's presentation of Adjusted EBITDA may not comply with the Securities and Exchange Commission's guidelines related to non-GAAP financial measures that will be applicable to the shelf registration or exchange offer registration statement to be filed with respect to the notes issued in the Offering.

         Set forth below is the calculation of EBITDA and Adjusted EBITDA and the reconciliations of EBITDA and Adjusted EBITDA from net income (loss) and to cash provided (used) by operating activities:

                                                                                                                            TWELVE
                                                           (DOLLARS IN MILLIONS)                     THREE MONTHS ENDED     MONTHS
                                                        FISCAL YEAR ENDED MARCH 31,                                         ENDED
                                             -----------------------------------------------------   -------------------   --------
                                              2001        2002         2003      2004       2005     07/04/04   07/03/05   07/03/05
                                              ----        ----         ----      ----       ----     --------   --------   --------
   Net income (loss)......................  $ 15.2     $ (135.3)    $ (14.0)    $  1.2     $ 16.7     $  3.4     $  7.3     $ 20.6
   Add cumulative effect of change in
        accounting principle..............       -            -         8.0          -          -          -          -          -
   Add (income) loss from discontinued
        operations........................    (0.3)         7.9           -          -       (0.6)         -       (0.2)      (0.8)
   Add loss on disposition of
   discontinued operations................       -        121.4           -          -          -          -          -          -
   Income (loss) from continuing
        operations.......................     14.9         (6.0)       (6.0)       1.2       16.1        3.4        7.1       19.8
   Add income tax expense................     16.8          2.3         1.5        4.0        2.2        0.7        1.6        3.1
   Add interest and debt expense.........     36.3         29.4        32.0       28.9       27.6        7.1        6.7       27.2
   Add depreciation and write-off /
        amortization of intangibles......     22.7         22.5        14.8       10.1        9.2        2.3        2.4        9.3
                                            ------     --------     -------       ----     ------     ------     ------     ------

EBITDA...................................   $ 90.7     $   48.2     $  42.3     $ 44.2     $ 55.1     $ 13.5     $ 17.8     $ 59.4
   Adjustments:
   Restructuring charges(a)..............   $    -     $    9.6     $   3.7     $  1.2     $  0.9     $    -     $    -     $  0.9
   Pension charge(b)                             -            -           -          -        2.0          -          -        2.0
   Other (income) and expense, net(c)         (2.2)         2.4        (2.1)      (4.2)      (5.2)         -       (0.8)      (6.0)
        Total adjustments...............      (2.2)        12.0         1.6       (3.0)      (2.3)         -       (0.8)      (3.1)
                                            ------     --------     -------     ------     ------     ------     ------     ------
   Adjusted EBITDA.......................     88.5         60.2        43.9       41.2       52.8       13.5       17.0       56.3
   Cash interest.........................    (36.8)       (29.9)      (30.9)     (27.3)     (26.1)      (6.7)      (6.4)     (25.8)
   Cash (paid) received for taxes            (20.4)        (3.3)        4.2        9.7       (2.0)      (0.9)      (1.2)      (2.3)
   Restructuring charges.................        -         (9.6)       (3.7)      (1.2)      (0.9)         -          -       (0.9)
   Changes in operating assets and
        liabilities......................     (0.6)        28.3         4.0        8.8       (4.4)      (6.4)      (0.4)       1.6
   Other.................................      7.6          4.1        (3.3)      (4.8)      (2.2)       1.6        1.6       (2.2)
                                            ------     --------     -------     ------     ------     ------     ------     ------
   Net cash provided by
        operating activities
        of continuing operations            $ 38.3     $   49.8     $  14.2     $ 26.4     $ 17.2     $  1.1     $ 10.6     $ 26.7
                                            ======     ========     =======     ======     ======     ======     ======     ======


------------------------

    (a) This adjustment eliminates restructuring charges attributable to the closure or significant reorganization of manufacturing or warehouse facilities. The charges consist of exit costs such as severance, lease termination and facility wind-down and preparation for sale, and other costs such as facility maintenance pending sale and asset impairment, substantially all of which were cash charges.
    (b) This adjustment eliminates a one-time, non-cash charge related to a defined benefit plan at one of the Company's foreign operations.
    (c) This adjustment eliminates amounts recorded as other (income) and expense, net, which include gains and losses on marketable securities held by the Company's captive insurance subsidiary, losses on the sales of Handling Systems and Conveyors, Inc., LICO Steel Inc., Positech and Lister Chain & Forge, divested in January 2002, March 2003, February 2004 and
    February 2004, respectively, and proceeds relating to the sale of certain non-operating properties, income from interest rate swaps and gains on the redemption of subordinated debt at a discount.

(2) Represents cash interest expense (cash interest expense does not represent interest expense, as defined by U.S. generally accepted accounting principles, which includes the amortization of deferred financing costs) for the twelve month period ended July 3, 2005 assuming the Company's debt as of July 3, 2005, as adjusted for the Offering and the use of proceeds therefrom, had been outstanding since July 4, 2004 as described in the table set forth below:

(3) Based upon the Company's anticipated level of indebtedness of $270.6 million following the Offering, we expect this ratio to be approximately 4.8x. See "Capitalization."

                                                                                         PRO FORMA
                                                                                        BALANCE AS OF           PRO FORMA
                                                                                      JULY 3, 2005, AS           ANNUAL
                                                                                        ADJUSTED FOR          CASH INTEREST
                                                                  INTEREST RATE        THE REFINANCING           EXPENSE
                                                                  -------------        ---------------        -------------
   Revolving credit facility(a)..........                             5.35%                $  14.1               $   0.9
   10% Senior Secured Notes..............                            10.00%                  115.0                  11.5
   8 1/2% Senior Subordinated Notes......                             8.50%                      -                     -
   New Senior Subordinated Notes.........                             9.50%                  136.0                  12.9
   Other.................................                             6.00%                    5.5                   0.3
                                                                                           -------               -------
   Pro Forma Cash Interest Expense (as shown
   in Capitalization Table)..............                                                  $ 270.6               $  25.6
                                                                                           =======               =======


----------------------

     (a) Assumes an interest rate of LIBOR (3.6%) plus 175 basis points.

                                 CAPITALIZATION

          The following table sets forth the Company's actual capitalization as of July 3, 2005 and as adjusted to give effect to the following events, as if each such event has occurred as of July 3, 2005:

     o    the completion of this Offering; and

     o the application of the proceeds of the Offering and borrowings under the Company's revolving credit facility to repurchase or redeem the Company's remaining outstanding 8 1/2% Senior Subordinated Notes due 2008 the (8 1/2% Notes"), to pay tender or redemption premiums in connection therewith and pay other fees and expenses.


                                                                           JULY 3, 2005
                                                                 -------------------------------
                                                                      ACTUAL      AS ADJUSTED
                                                                     --------     -----------
                                                                      (DOLLARS IN MILLIONS)

        Cash and cash equivalents.............                       $   13.6       $    7.7
        Debt:

             Revolving credit facility due 2007(1)                   $    3.8       $   14.1
             10% Senior Secured Notes due 2010                          115.0          115.0
                                                                     --------       --------

        Total senior secured debt.............                          118.8          129.1
             Other senior debt(2)                                         5.5            5.5
                                                                     --------       --------

        Total senior debt.....................                          124.3          134.6
             8 1/2% Senior Subordinated Notes due 2008                  142.3              -
             New Senior Subordinated Notes....                              -          136.0
                                                                     --------       --------

                  Total debt..................                          266.6          270.6
        Total shareholders' equity(3)                                    86.2           82.7
                                                                     --------       --------

                  Total capitalization........                       $  352.8       $  353.3
                                                                     ========       ========


--------------------------

(1) After giving effects to changes in amounts outstanding since July 3, 2005 and to the application of the net proceeds of the Offering, the Company expects that its actual outstanding borrowings under its revolving credit facility will be $14.1 million, and that it will have additional availability thereunder, after taking into account outstanding letters of credit of $13.5 million, of $37.4 million.
(2) Other senior debt includes working capital facilities and other debt of the Company's foreign subsidiaries.
(3) Adjustments to the Company's shareholders' equity reflect tender or redemption premiums of $2.4 million (assuming all of the 8 1/2% Notes are tendered) and a write-off of unamortized original issue discount and capitalized financing fees on its 8 1/2% Notes of $1.1 million.